14. Treasury stock	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Treasury stock

The Company authorised a stock buyback program in August 2010 pursuant to which up to 54,546 shares, but not to exceed US$450,000 in value, of the Company’s ordinary share could be purchased in the open market from time to time as market and business conditions warrant.  The Company repurchased a total of 6,482 shares of ordinary share during 2010 for considerations of approximately US$49,000. The Company repurchased a total of 16,935 shares of ordinary share during 2011 for considerations of approximately US$94,000. The Company repurchased a total of 8,639 shares of ordinary share during 2012 for considerations of approximately US$33,000.

There was no reissuance of treasury stock during each of the three years ended December 31, 2014.